UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2006

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

47434

FPA Crescent Fund

September 30, 2006

LETTER TO SHAREHOLDERS

Dear Shareholder:

The third quarter 2006 ended with the Dow Jones Industrial Average (DJIA) hitting new highs. FPA Crescent has hit new highs as well, returning 7.34% for the nine months through September 30. Its performance for the year-to-date periods, however, now lags the broader stock market averages.1 Although the DJIA has hit new highs, the Dow Jones Transportation Average is more than 8% below its all-time high reached earlier this year, despite the declining price of oil. One explanation may be that the expectation of future economic growth is suspect. We have no explanation for such a contradiction. These days the market seems to interpret information in such a way as to create the most positive spin. The good news of strong employment data is bullish. The bad news of weak retail sales is also bullish because it points to a slowing economy which may cause the Fed to lower rates. Aesop's Fables has got nothing on the stock market.

As investment managers, we do not think we are so different from manufacturers. Investment ideas are our stock in trade, as opposed to widgets. Sadly, there aren't a lot of those coming out of our plant these days. We trust the reason is not that our equipment is broken. Opportunities certainly exist in the market. There is always something to do; however, we do not believe that there is enough to populate a portfolio in its entirety.

If you showed us an idea that had the following characteristics: good returns on capital, solid free cash flow, and the chance to make 30% on our money, we would not necessarily find such a company a reasonable investment. But how could we turn down 30%? The recognition that we do make mistakes, combined with the desire to avoid them as best we can, requires that we assign equal importance to the downside. There is not an equity investment without some measure of risk. At issue is the magnitude and probability. If the aforementioned "opportunity" also offered 20% downside, we would have to walk away from the shot at 30%, as a risk/reward of 1.5:1 holds no interest to us. Such is the environment that we operate in today. How much upside is enough? Well, that depends on your assessment of the downside. In our opinion, there are a plethora of companies we could see trading higher than their current prices, but not enough higher that the downside is being adequately protected. Downside protection can come in a host of ways, but our greatest time is spent on understanding what a company's intrinsic value is, i.e., the value of the business in a private market transaction and then making sure that we have made an investment at a sizeable discount from that value. The discount will vary as a function of the inherent risk in the business, its volatility, free cash flow, financial leverage, growth opportunities, and the quality and appropriate financial incentives for its management team. With the last consumer recession having occurred in 1991, its impact has receded further from the minds of many investors and young portfolio managers, the chance of losing money seems all too remote, but not to us.

We continue to seek the big decisions, both in size of individual investment as well as exposure to a given industry group. We are quite unlike the closet indexer who makes incremental decisions. For example, the energy sector comprises almost 10% of the S&P 500. A closet indexer may have a positive outlook for energy stocks and makes the incremental decision to have 11% of his portfolio invested in the sector. As far as indexing goes, we are certainly out of the closet. We prefer to avoid such incremental decisions. We have neither history nor interest in a "diet-slicing" investment approach. It is like wanting a piece of cake but denying yourself a full serving because you are on a diet, so you take just one thin little slice. Found wanting, you have another tiny portion, then another, and another when, before you know it, you have now had a larger amount than you would otherwise have had if you had just taken the full serving to begin with. Give us the big piece of cake. Our more concentrated strategy has served us well for many years and we expect that to be the case for years to come; however, short-term disconnects from the broader stock market cannot be avoided. Stated differently, we are willing to underperform for the short-term in an effort to outperform for the long-term.

As we become more invested, we bear in mind that we frequently invest early. Do not be surprised to

1 See performance detail included.

see stocks we purchase decline before they increase. As long as fundamentals remain intact, we will likely increase our position. We view such declines as temporary. Temporary means not permanent. It does not mean quick. A stock we buy may remain out of favor for an extended period of time. This brings up the issue of Capital Risk versus Time Value Risk. Capital Risk is when there may be a permanent erosion of your capital, something we do our best to avoid. Time Value Risk is a temporary impairment of capital. At issue is how long is temporary? Frankly, it may be years, but we do not mind if a stock we own declines 30% in the first year, trades relatively flat for the next three years, and then in year five we see the stock double — still a compound rate of return close to 15%. We would neither be as stupid as we may appear in year one, as obstinate in years two through four, nor as smart in year five. Our strategy is discipline with the long-term point of view kept firmly in mind. We do not invest for either the short or intermediate term. We look for an expected outcome over an extended period of time (that has averaged five years).

Speaking of long time frames and considering the 15% percent that we have invested in energy companies, and the sector's recent underperformance, we find it appropriate to further elucidate on our energy sector views.2 We expect that energy investments will continue to be a large percentage of Crescent for many years. Because of this view, we tend to look through the short-term variations in prices. Although, when they trade ahead of where we think they should be, we will likely trim the position size, while when they decline too much, we expect to increase our holdings substantially.

Why are we so positive? Despite the price run-up in energy stocks during the past five years, this sector barely represents 10% of the S&P 500. It is up from a low of approximately 5%, but it is down from the 1979 peak of over 30%. Note that energy topped out at a level that was very close to where technology peaked in 2000. Though it has been a strong performer until recently, its significance as a percentage of the major averages, is still substantially less than other periods when a sector has become "the" sector to own. For example, the financial services sector currently represents over 22% of the S&P 500. After nearly 25 years of interest-rate declines and the explosion in financial derivatives and questionable lending practices, we prefer to own the shares of energy companies that operate in an industry with depleting global supply, rather than those of financial companies with a seemingly unquenchable thirst for the expansion of credit.

In 1970-71, worldwide oil consumption was approximately 45 million barrels per day versus 84 million today. The last major oil fields to be discovered were in 1968 at Prudhoe Bay, Alaska and the Shaybah offshore field in Saudi Arabia. We are on the verge of doubling consumption and yet, there have been no other major fields discovered. In the case of the Shaybah field, production began in 1998, so this has helped Saudi Arabia to maintain its daily production. After nearly forty years of searching with the most advanced technology available, this causes us to question the likelihood of a continuation of low-cost energy.

It is impossible to know when a peak is reached until several years afterward. For example, depletion of U.S. oil reserves was first signaled in 1940 by the drop in yield to exploration, as measured by barrels per foot drilled. Oil production kept growing for another 30 years despite this deceleration in yields as a result of technological improvements. But then the inevitable happened, production peaked in 1970 and it has declined ever since. Interestingly, 80% of the oil produced today flows from fields discovered before 1970.3 Even more alarming, the global oil industry is now producing approximately three times the volume of crude it is finding each year. In other words, at current levels of drilling for oil we are using up and not replacing 67% of our oil consumption or about 55 million barrels per day. This last point is one of the primary reasons we have focused our investment on oil drilling companies because current low levels of

2 As of October 19, 2006

3 Research Service 13D

drilling are not sustainable. Exploration and thereby drilling for oil must increase to keep production levels from declining over time.

Oil depletion is accelerating as evidenced by existing field production declines. According to 13D Research, ExxonMobil estimated a few years ago that by 2015, because of depletion of existing fields and growth in demand, the petroleum industry would need to add 100 million barrels per day of production. This is about four times the current level of production being added. If ExxonMobil is correct, this should be a boom for the oil drilling industry. Even if we see little growth from current production levels, exploration activity will still need to increase substantially to keep production constant. The operating leverage in the oil drilling businesses in which we have invested is huge. As demand for drilling rigs strengthens from already elevated levels, rig day rates will rise and the incremental change will flow straight to the bottom line with the growth in profits far above the growth in sales.

Outside of energy, much of our time has been spent studying those companies we would like to own and see a catalyst that could give us an opportunity to buy them at prices that meet our risk/reward parameters. There is the big ticket leisure product company whose industry's sales declined 47% in the early '90s recession. We have spent time with almost every public automotive retailer whose earnings typically decline 30-50% in economic downturns. Not one of these companies has been public during a recession. Then there are the two technology companies whose earnings have always been volatile, and yet seem close to being inexpensive predicated on normalized earnings. So we continue to visit these companies and others; study their financials; read their SEC filings (especially the footnotes), trade journals (if germane), maybe some Wall Street research reports, and whatever else we can think of that may help us make an informed investment decision. We want to be prepared to make an investment on the day when one of these company's stock price breaks. We are spending our time today for what we hope to invest in tomorrow.

The business of trading public and private companies continues to be one where liquidity is as easy to come by as rain was to Noah. People cannot seem to get enough of hedge funds and private equity funds. The capital from hedge funds alone now exceeds $1 trillion, and that does not include the additional available capital resulting from their ability to borrow. Hedge funds use of leverage can allow them to use multiples of their underlying capital and that can, at times, wreak havoc with the markets. Private equity funds, not to be left out, have raised $159 billion so far this year, four times the annual amount of a few years ago, much of which has yet to be invested.4 These leverage buyout (LBO) firms make large use of debt as well. Heck, they even have leverage in their name. In our opinion, there is too much capital chasing too few deals. We wonder both if their acquisitions will perform to expectation and if the public markets will be ready and willing to pay their hoped-for exit multiple when it comes time to sell. Most private equity funds need to sell within a certain time frame as their funds usually have finite lives, whereby capital must be returned to the partners at its end. We respect those firms that have closed to new capital and applaud those that have returned capital to their partners. Today's excess liquidity will probably one day dry up. Leverage funds will likely implode (e.g., Long Term Capital in 1998). We look forward to providing a home to a few of the animals no longer seeking shelter from the rain.

In closing, we are happy to report that First Pacific Advisors has successfully completed our transaction with Old Mutual (US) Holdings. We are now a Limited Liability Company owned entirely by eight internal members of FPA. This is the first time in the fifty year history of this organization that the members who manage your Fund are the sole owners of the firm. We believe this solidifies the organization so that we may continue to operate it with a long-term

4 BusinessWeek. October 30, 2006.

perspective that is in the best interests of our mutual fund shareholders, clients, employees and members. We thank Old Mutual plc for helping to make this an absolutely smooth transition and wish them well in their future endeavors.

Respectfully submitted,

Steven Romick
President
October 20, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO DATA

September 30, 2006

Comparative Statistics

Ratios	Crescent		Russell 2500		S&P 500		Lehman Bros. Gov't/Credit
(Weighted Average)
Stocks
Price/Earnings TTM	13.6	x	22.1	x	17.0	x
Price/Earnings 2005 est.	12.5	x	20.7	x	16.5	x
Price/Book	2.2	x	2.4	x	2.8	x
Dividend Yield	1.3%		1.3%		1.9%
Bonds
Duration	1.2 years						5.1 years
Maturity	1.4 years						7.6 years
Yield	5.4%						5.1%

10 Largest Holdings, representing 25.8% of the Fund as of September 30, 2006.

Common & Preferred Stocks

ENSCO International Inc.

Countrywide PLC

ConocoPhillips

Assurant, Inc.

AGCO Corporation

Magna International Inc.

Michaels Stores, Inc.

Patterson-UTI Energy, Inc.

Rowan Companies, Inc.

Wal-Mart Stores, Inc.

Asset Composition

Common Stocks, Long	50.0%
Preferred Stocks	1.4%
Bonds & Notes	20.9%
Common Stocks, Short	-7.6%
Short-Term, Cash & Other	35.3%
Total	100.0%

HISTORICAL PERFORMANCE

Periods Ended September 30, 2006	FPA Crescent Fund	Balanced Benchmark 60% Russell 2500/40% LB Gov't/Credit	Lehman Brothers Gov't/ Credit	Russell 2500
Quarter	1.49%	1.89%	3.91%	0.52%
Calendar Year to Date	7.34	5.34	2.71	6.87
One Year	8.27	6.76	3.33	8.80
Three Years	12.11	10.94	3.08	16.08
Five Years	14.46	10.96	4.96	14.44
Ten Years	11.74	9.62	6.47	10.94
From Inception 6/2/93*	12.88	10.14	6.33	12.07
Years Ended December 31,
2005	10.83	6.00	2.37	8.11
2004	10.21	12.67	4.19	18.29
2003	26.15	28.08	4.67	45.51
2002	3.71	-6.63	11.04	-17.80
2001	36.14	4.83	8.50	1.22
2000	3.59	7.85	11.85	4.27
1999	-6.28	13.28	-2.15	24.15
1998	2.79	4.92	9.47	0.38
1997	21.95	18.53	9.76	24.36
1996	22.88	12.59	2.90	19.03
1995	26.04	26.72	19.24	31.70
1994	4.25	-1.96	-3.51	-1.06

The data quoted represents past performance and is not indicative of future performance. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*  Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

Definition of the Comparative Indices

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Lehman Brothers Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2006

Shares or Principal Amount
NET PURCHASES
Common Stocks
ACE Aviation Holdings Inc. (1)	695,800
Chevron Corporation (1)	275,000
ConocoPhillips (1)	871,800
The Finish Line, Inc. (Class A)	1,135,000
Foot Locker, Inc.	39,000
Wal-Mart Stores, Inc. (1)	455,400
Preferred Stock
The Mills Corporation — 7.875% (Series G) (1)	224,300
Non-Convertible Bonds & Debentures
Goodman Global Holdings, Inc. — 7.875% 2012 (1)	$15,970,000
Reliant Energy, Inc. — 9.5% 2013	$2,000,000
NET SALES
Common Stocks
AGCO Corporation	29,200
Alfa Laval AB	260,700
Big Lots, Inc.	462,200
Countrywide PLC	287,500
ENSCO International Inc.	14,300
Lenovo Group Limited (2)	15,000,000
National-Oilwell Varco, Inc.	203,400
Patterson-UTI Energy, Inc.	13,700
Rowan Companies, Inc.	8,000
Tate & Lyle PLC	501,600
Trinity Industries, Inc.	150,000
Non-Convertible Bonds & Debentures
Blockbuster Inc. — 7.79% 2014 (revolving debt) (2)	$480,000
Northwest Airlines Corporation — 12.15% 2008 (revolving debt) (2)	$3,000,000
U.S. Treasury Inflation – Indexed Notes — 3.375% 2007	$23,810,990

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2006

COMMON STOCKS — LONG	Shares	Value
ENERGY — 15.3%
Chevron Corporation	275,000	$17,836,500
ConocoPhillips	871,800	51,898,254
ENSCO International Inc.‡	1,300,000	56,979,000
GlobalSantaFe Corp.	412,000	20,595,880
National-Oilwell Varco, Inc.*	214,000	12,529,700
Patterson-UTI Energy, Inc.	1,000,000	23,760,000
Plains Exploration & Production Co.*	130,000	5,578,300
Rowan Companies, Inc.	730,000	23,089,900
		$212,267,534
RETAILING — 11.1%
Big Lots, Inc.*,‡	867,800	$17,191,118
Charming Shoppes, Inc.*	1,556,000	22,219,680
The Finish Line, Inc. (Class A)	1,685,000	21,264,700
Foot Locker, Inc.	814,000	20,553,500
Michaels Stores, Inc.	593,500	25,840,990
Ross Stores, Inc.	221,500	5,628,315
Wal-Mart Stores, Inc.	455,400	22,460,328
Zale Corporation*	650,000	18,031,000
		$153,189,631
FINANCIAL SERVICES — 7.1%
Assurant, Inc.‡	770,000	$41,125,700
Countrywide PLC	5,461,848	53,526,110
Interactive Data Corporation	175,000	3,491,250
		$98,143,060
INDUSTRIAL PRODUCTS — 4.4%
AGCO Corporation*,‡	1,280,800	$32,468,280
Alfa Laval AB	509,800	17,113,986
Trinity Industries, Inc.	375,150	12,068,576
		$61,650,842
UTILITIES — 1.9%
PG&E Corporation	160,000	$6,664,000
Reliant Energy, Inc.*	1,600,000	19,696,000
		$26,360,000
AUTOMOTIVE — 1.8%
Magna International Inc. (Class A)‡	350,000	$25,560,500

PORTFOLIO OF INVESTMENTS

September 30, 2006

COMMON STOCKS — LONG — Continued	Shares	Value
CONSUMER NON-DURABLE GOODS — 1.6%
AFC Enterprises, Inc.	192,400	$2,778,256
Crunch Equity Holding, LLC Bondholder Trust Interest **,†	2,235	2,179,125
Tate & Lyle PLC	1,259,900	16,970,853
		$21,928,234
AIRLINES — 1.6%
ACE Aviation Holdings Inc.*	695,800	$21,708,960
ENTERTAINMENT — 1.1%
EMI Group PLC	3,000,000	$14,940,000
SERVICE — 1.0%
Brink's Company, The	257,500	$13,662,950
TECHNOLOGY — 0.9%
MCDATA Corporation (Class A)*	2,338,500	$11,762,655
REAL ESTATE — 0.8%
Ventas, Inc.	280,000	$10,791,200
MULTI-INDUSTRY — 0.7%
Onex Corporation	441,400	$9,896,188
INVESTMENT COMPANIES — 0.7%
Ares Capital Corporation	550,000	$9,581,000
TOTAL COMMON STOCKS — 50.0% (Cost $463,192,976)		$691,442,754
PREFERRED STOCKS — 1.4% (Cost $18,257,571)
General Motors Corporation (Series B) — 5.25%	601,200	$12,096,144
The Mills Corporation (Series F) — 6.75%	750	633,000
The Mills Corporation (Series G) — 7.875%	224,300	4,353,663
Pennsylvania REIT Investment Trust — 11%	45,000	2,484,000
		$19,566,807
WARRANTS — 0.0% (Cost $167,400)
Casual Male Retail Group, Inc.*,**,†	60,000	$367,200

PORTFOLIO OF INVESTMENTS

September 30, 2006

BONDS & DEBENTURES	Principal Amount	Value
U.S. GOVERNMENT & AGENCIES — 16.8%
Federal National Mortgage Association — 7.5% 2028	$118,553	$122,920
U.S. Treasury Note — 3.625% 2007	70,000,000	69,278,160
U.S. Treasury Note — 3.875% 2010‡	15,000,000	14,639,070
U.S. Treasury Note — 4.375%% 2010	40,000,000	39,668,760
U.S Treasury Inflation-Indexed Notes — 3.375% 2007‡	103,329,161	102,425,031
U.S Treasury Inflation-Indexed Notes — 3.375% 2012‡	5,156,775	5,426,701
		$231,560,642
SHORT TERM U.S. GOVERNMENT — 10.8%
U.S. Treasury Bill — 4.94% 11/16/06	$40,000,000	$39,768,000
U.S. Treasury Bill — 4.86% 12/07/06	110,000,000	109,048,137
		$148,816,137
CORPORATE BONDS & DEBENTURES — 3.8%
Dynegy-Roseton Danskamme — 7.27% 2010	$1,000,000	$992,500
Federal-Mogul Corporation — 6.58% 2030 (revolving debt)**	2,942,363	2,839,380
FrontierVision Partners, L.P. — 11% 2006*	3,980,000	5,731,200
Goodman Global Holdings, Inc. — 7.875% 2012	15,970,000	15,171,500
Kmart Corporation — 8.8% 2010	695,010	597,709
Reliant Energy, Inc. — 9.25% 2010	5,000,000	5,162,500
Reliant Energy, Inc. — 9.5% 2013	4,750,000	4,916,250
Tenet Healthcare Corporation — 9.875% 2014	8,000,000	7,960,000
Western Financial Bank — 9.625% 2012	2,950,000	3,255,915
WestPoint Stevens Inc. — 11% 2004*,**	7,703,841	5,777,881
		$52,404,835
INTERNATIONAL GOVERNMENT & AGENCIES — 0.3%
France OATei — 3% 2012	$3,302,820	$4,520,206
CONVERTIBLE DEBENTURE — 0.0%
Standard Motor Products, Inc. — 6.75% 2009	$150,000	$138,000
TOTAL BONDS & DEBENTURES — 31.7% (Cost $437,519,698)		$437,439,820
TOTAL INVESTMENT SECURITIES — 83.1% (Cost $919,137,645)		$1,148,816,581
SHORT-TERM INVESTMENTS — 19.4%
Short-term Corporate Notes:
Rabobank USA Financial Corporation — 5.35% 10/02/06	$45,740,000	$45,733,202
AIG Funding, Inc. — 5.23% 10/03/06	50,000,000	49,985,472
General Electric Capital Services, Inc. — 5.24% 10/18/06	68,000,000	67,831,738

PORTFOLIO OF INVESTMENTS

September 30, 2006

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Value
Barclays U.S. Funding, Inc. — 5.215% 10/23/06	$54,000,000	$53,827,905
Toyota Motor Credit Corporation — 5.21% 10/31/06	50,000,000	49,782,917
TOTAL SHORT-TERM INVESTMENTS (Cost $267,161,234)		$267,161,234
TOTAL INVESTMENTS — 102.5% (Cost $1,186,298,880)		$1,415,977,815
COMMON STOCKS — SHORT
Aeroplan Income Fund	(444,400)	$(5,963,848)
Alliance & Leicester PLC	(110,000)	(2,236,300)
Alliance Data Systems Corporation*	(93,500)	(5,160,265)
AMR Corporation*	(122,100)	(2,825,394)
Apollo Group, Inc.*	(53,000)	(2,609,720)
AutoZone, Inc.*	(25,300)	(2,613,490)
Baker Hughes Inc.	(60,000)	(4,092,000)
Baldor Electric Co.	(67,000)	(2,065,610)
Coldwater Creek Inc.*	(160,300)	(4,610,228)
Deere & Company	(41,000)	(3,440,310)
General Motors Corporation	(70,100)	(2,331,526)
George Wimpey PLC	(490,223)	(4,755,163)
Greater Bay Bancorp	(20,000)	(564,200)
IDEXX Laboratories, Inc.*	(13,000)	(1,184,820)
International Business Machines Corporation	(10,500)	(860,370)
Jarden Corporation*	(186,500)	(6,148,905)
Jazz Air Income Fund	(131,600)	(1,112,020)
Landry's Restaurants, Inc.	(124,900)	(3,765,735)
LUKOIL OAO — ADRs	(57,900)	(4,371,450)
Marvel Enterprises, Inc.*	(172,300)	(4,159,322)
MGIC Investment Corporation	(53,000)	(3,178,410)
Movie Gallery, Inc.	(114,000)	(223,440)
Newell Rubbermaid Inc.	(230,300)	(6,522,096)
Portfolio Recovery Associates, Inc.*	(74,000)	(3,246,380)
Regal Entertainment Group — A	(75,600)	(1,498,392)
Robert Half International Inc.	(127,000)	(4,314,190)
Suedzucker AG	(100,274)	(2,467,743)
Target Corporation	(99,300)	(5,486,325)
Taylor Woodrow PLC	(692,300)	(4,596,872)

PORTFOLIO OF INVESTMENTS

September 30, 2006

COMMON STOCKS — SHORT — Continued	Shares	Value
TCF Financial Corporation	(130,800)	$(3,438,732)
Tiffany & Co.	(108,600)	(3,605,520)
West Marine, Inc.*	(115,000)	(1,610,000)
TOTAL COMMON STOCKS — SHORT — (7.6)% (Proceeds $94,793,993)		$(105,058,776)
Other assets less liabilities, net — 5.1%		$70,728,735
TOTAL NET ASSETS — 100.0%		$1,381,647,774

*  Non-income producing security

**  Restricted securities. These restricted securities constituted 0.7% of total net assets at September 30, 2006.

†  The Crunch Equity Holding and The Casual Male Retail Group warrants are illiquid and have been valued by the Board of Trustees in accordance with the Fund's fair value procedures.

‡  Security segregated as collateral for common stocks sold short.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

ASSETS
Investments at value:
Investment securities — at market value (identified cost $919,137,645)	$1,148,816,581
Short-term investments — at amortized cost (maturities 60 days or less)	267,161,234	$1,415,977,815
Cash		797
Deposits for securities sold short		67,071,439
Receivable for:
Dividends and accrued interest	$4,370,820
Investment securities sold	818,658
Capital Stock sold	803,215	5,992,693
		$1,489,042,744
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $94,793,993)	$105,058,776
Advisory fees and financial services	1,260,615
Capital Stock repurchased	628,636
Dividends on securities sold short	238,284
Accrued expenses	208,659	107,394,970
NET ASSETS		$1,381,647,774
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 52,249,975 outstanding shares		$1,129,928,332
Undistributed net realized gain on investments		23,891,495
Undistributed net investment income		8,413,794
Unrealized appreciation of investments		219,414,153
NET ASSETS		$1,381,647,774
NET ASSET VALUE
Offering and redemption price per share		$26.44

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2006

INVESTMENT INCOME
Interest		$20,799,786
Dividends		4,943,416
		$25,743,202
EXPENSES:
Advisory fees	$6,831,560
Short sale dividend expense	845,642
Transfer agent fees and expenses	841,112
Financial services	683,156
Reports to shareholders	79,445
Custodian fees and expenses	49,096
Registration fees	28,886
Audit fees	24,953
Trustees' fees and expenses	24,500
Legal fees	3,740
Other expenses	65,150	9,477,240
Net investment income		$16,265,962
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Investment securities	$25,450,370
Investment securities sold short	(1,099,824)
Net realized gain on investments		$24,350,546
Change in unrealized appreciation of investments:
Investment securities	$(10,728,329)
Investment securities sold short	(1,778,116)
Change in unrealized appreciation of investments		(12,506,445)
Net realized and unrealized gain on investments		$11,844,101
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$28,110,063

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$16,265,962		$17,832,561
Net realized gain on investments	24,350,546		51,022,507
Change in unrealized appreciation of investments	(12,506,445)		88,329,064
Increase in net assets resulting from operations		$28,110,063		$157,184,132
Distribution to shareholders from:
Net investment income	$(14,415,845)		$(15,780,891)
Net realized capital gains	(14,930,697)	(29,346,542)	(28,693,858)	(44,474,749)
Capital Stock transactions:
Proceeds from Capital Stock sold	$94,713,071		$288,363,568
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	24,506,435		38,133,091
Cost of Capital Stock repurchased *	(110,390,173)	8,829,333	(167,299,640)	159,197,019
Total increase in net assets		$7,592,854		$271,906,402
NET ASSETS
Beginning of period, including undistributed net investment income of $6,563,677 and $3,200,607		1,374,054,920		1,102,148,518
End of period, including undistributed net investment income of $7,441,122 and $6,563,677		$1,381,647,774		$1,374,054,920
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		3,599,895		11,459,969
Shares issued to shareholders upon reinvestment of dividends and distributions		939,304		1,524,243
Shares of Capital Stock repurchased		(4,208,820)		(6,636,560)
Increase in Capital Stock outstanding		330,379		6,347,652

* Net of redemption fees of $59,142 and $96,366 for the periods ended September 30, 2006 and March 31, 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,
	2006
Per share operating performance:
Net asset value at beginning of period	$26.47
Income from investment operations:
Net investment income	$0.30
Net realized and unrealized gain (loss) on investment securities	0.24
Total from investment operations	$0.54
Less distributions:
Dividends from net investment income	$(0.28)
Distributions from net realized capital gains	(0.29)
Total distributions	$(0.57)
Redemption fees	—	*
Net asset value at end of period	$26.44
Total investment return**	2.07%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,381,648
Ratio of expenses to average net assets	1.38	%†‡
Ratio of net investment income to average net assets	2.37	%†
Portfolio turnover rate	18	%†

	Year Ended March 31,
	2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of period	$24.18	$22.74	$17.01	$18.31	$13.87
Income from investment operations:
Net investment income	$0.39	$0.11	$0.17	$0.35	$0.25
Net realized and unrealized gain (loss) on investment securities	2.82	1.78	5.71	(1.22)	4.44
Total from investment operations	$3.21	$1.89	$5.88	$(0.87)	$4.69
Less distributions:
Dividends from net investment income	$(0.33)	$(0.08)	$(0.15)	$(0.43)	$(0.25)
Distributions from net realized capital gains	(0.59)	(0.37)	—	—	—
Total distributions	(0.92)	$(0.45)	$(0.15)	$(0.43)	$(0.25)
Redemption fees	— *	— *	— *	— *	—
Net asset value at end of period	$26.47	$24.18	$22.74	$17.01	$18.31
Total investment return**	13.52%	8.43%	34.67%	(4.82)%	34.03%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,374,055	$1,102,149	$492,114	$178,396	$275,345
Ratio of expenses to average net assets	1.39%‡	1.40%‡	1.41%‡	1.54%	1.50%
Ratio of net investment income to average net assets	1.45%	0.57%	0.67%	2.06%	1.73%
Portfolio turnover rate	24%	17%	20%	39%	34%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2006 is not annualized.

†  Annualized

‡  For the periods ended September 30, 2006, March 31, 2006, March 31, 2005, and March 31, 2004, the expense ratio includes short sale dividend expense equal to 0.12%, 0.11%, 0.12% and 0.09% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2005, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $451,788,852 for the period ended September 30, 2006. The proceeds and cost of securities sold resulting in net realized gains of $24,350,546 aggregated $395,594,763 and $371,244,217, respectively, for the period ended September 30, 2006. Realized gains or losses are based on the specific identification method. In addition, the Fund may be liable for an additional $8,000,000 for unfunded commitments on revolving bank debt. The cost of investment securities (excluding securities sold short) held at September 30, 2006 for federal tax purposes was $919,203,754. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at September 30, 2006 for federal income tax purposes was $239,953,606 and $10,340,779, respectively, resulting in net unrealized appreciation of $229,612,827.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets

NOTES TO FINANCIAL STATEMENTS

Continued

of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Trustees of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees held on February 6, 2006, a new investment advisory agreement between the Fund and Resolute, LLC ("Resolute") was approved by the Board of Trustees and by a majority of the Trustees who are not interested persons of the Fund, the Adviser or Resolute. Resolute was created by the principals and key investment professionals of the Fund's current Adviser. Resolute has exercised its option to purchase, among other things, the operating assets and name of the Adviser. This purchase took effect on September 30, 2006 and the new investment advisory agreement went into effect on October 1, 2006. This new investment advisory agreement is identical to the Fund's current investment advisory agreement. At a special meeting of shareholders held on May 1, 2006, the shareholders of the Fund approved the new investment advisory agreement. On October 1, 2006 Resolute changed its name to First Pacific Advisors, LLC.

In determining whether to renew the current advisory agreement and approve the new agreement with Resolute, those Fund Trustees who were not interested persons of the Fund, the Adviser or Resolute met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Trustees. The Trustees considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Trustees noted the quality and depth of experience of the Adviser and its investment and administrative personnel. The Trustees also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Trustees concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

For the six months ended September 30, 2006, the Fund paid aggregate fees of $24,500 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 4 — Securities Sold Short

The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six months ended September 30, 2006, the Fund collected $59,142 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2006

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2006	$1,000.00	$1,000.00
Ending Account Value September 30, 2006	$1,020.70	$1,017.99
Expenses Paid During Period*	$6.99	$7.01

*  Expenses are equal to the Fund's annualized expense ratio of 1.38%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2006 (183/365 days).

RESULTS OF SPECIAL MEETING

Following is a list of matters voted upon and the results of those votes cast at the special meeting of shareholders held May 1, 2006:

1.  With respect to the election of six directors by shareholders:

	Votes For	Votes Withheld
Willard H. Altman, Jr.	26,967,948	366,937
Alfred E. Osborne, Jr.	26,993,914	340,972
A. Robert Pisano	26,971,909	362,977
Patrick B. Purcell	26,981,185	353,701
Steven Romick	26,990,083	344,803
Lawrence J. Sheehan	26,971,557	363,329

2.  With respect to a new Investment Advisory Agreement with Resolute, LLC, to take effect on or about October 1, 2006, a total of 19,793,606 shares voted for, 369,057 shares voted against, and 370,371 shares abstained.

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)*	Trustee† Years Served: 4	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (61)*	Trustee† Years Served: 4	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Kaiser Aluminum, Wedbush, Inc., EMAK, Inc., and WM Group of Funds.

A. Robert Pisano – (63)*	Trustee† Years Served: 4	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund.

Patrick B. Purcell – (63)*	Trustee† Years Served: <1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (74)*	Trustee† Years Served: 4	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP.	6

Steven Romick – (43)	Trustee,† President & Chief Investment Officer Years Served: 4	Partner of the Adviser.	1	Arden Group, Inc.

Eric S. Ende – (62)	Vice President Years Served: 4	Partner of the Adviser.	3

J. Richard Atwood – (46)	Treasurer Years Served: 4	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 4	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 4	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington., D.C. and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.  Not Applicable.

Item 3.                    Audit Committee Financial Expert.  Not Applicable.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)                    Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2)                    Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)                    Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President

Date:	December 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:	December 8, 2006